Income Taxes	3 Months Ended	12 Months Ended
	Dec. 28, 2012	Sep. 28, 2012
Income Taxes

7.    Income Taxes

Unrecognized Tax Benefits

The Company did not have a significant change to its unrecognized tax benefits during the quarter ended December 28, 2012. The Company’s uncertain tax positions relate to tax years that remain subject to audit by the taxing authorities in the U.S. federal, state and local or foreign jurisdictions. The Company does not anticipate that the total amount of the unrecognized tax benefits will change significantly within the next twelve months.

Effective Tax Rate

The Company’s income tax expense for the quarter ended December 28, 2012 totaled $63 million, resulting in an effective tax rate for the period of 37.5%. The effective tax rate reflects the impact of a discrete charge of $5.6 million due to a California legislative change enacted on November 6, 2012, offset by a favorable impact resulting from $6.4 million in non-taxable other income. See Note 8 for more information on other income. The effective tax rate can vary from period to period due to permanent tax adjustments, discrete items such as the settlement of income tax audits and changes in tax laws, as well as recurring factors such as changes in the overall effective state tax rate.

6.	Income Taxes

Prior to the Separation, the Company’s operating results were included in Tyco’s various consolidated U.S. federal and state income tax returns, as well as non-U.S. tax filings in Canada and certain U.S. territories. For purposes of the Company’s Consolidated and Combined Financial Statements for periods prior to the Separation, income tax expense has been recorded as if the Company filed tax returns on a standalone basis separate from Tyco. The Separate Return Method applies the accounting guidance for income taxes to the standalone financial statements as if the Company was a separate taxpayer and a standalone enterprise for the periods prior to September 28, 2012.

Significant components of income before income taxes for the years ended September 28, 2012, September 30, 2011 and September 24, 2010 are as follows ($ in millions):

	2012	2011	2010
United States	$581	$543	$336
Non-U.S.	49	61	62

	$630	$604	$398

Significant components of the income tax provision for the years ended September 28, 2012, September 30, 2011 and September 24, 2010 are as follows ($ in millions):

	2012	2011	2010
Current:
United States:
Federal	$170	$228	$169
State	36	33	35
Non-U.S.	8	20	16

Current income tax provision	$214	$281	$220
Deferred:
United States:
Federal	$21	$(50)	$(60)
State	(6)	—	1
Non-U.S.	7	(3)	(2)

Deferred income tax provision	22	(53)	(61)

	$236	$228	$159

The reconciliation between the actual effective tax rate on continuing operations and the statutory U.S. federal income tax rate of 35% for the years ended September 28, 2012, September 30, 2011 and September 24, 2010 is as follows:

	2012	2011	2010
Federal statutory tax rate	35.0%	35.0%	35.0%
Increases (reductions) in taxes due to:
U.S. state income tax provision, net	3.4%	3.5%	5.9%
Non-U.S. net earnings	(0.6)%	(0.7)%	(1.9)%
Nondeductible charges	—%	0.2%	0.7%
Other	(0.3)%	(0.3)%	0.2%

Provision for income taxes	37.5%	37.7%	39.9%

Deferred income taxes result from temporary differences between the amount of assets and liabilities recognized for financial reporting and tax purposes. For purposes of the Company’s Consolidated and Combined Balance Sheets for periods prior to the Separation, deferred tax balances and tax carryforwards and credits have been recorded under the Separate Return Method. The deferred tax balances reflected in the Company’s Consolidated and Combined Balance Sheet as of September 28, 2012 have been recorded on a consolidated return basis and include tax attributes allocated to the Company at the time of the Separation. The inclusion of these tax attributes resulted in tax carryforwards and credits, which generated higher deferred income tax assets for the Company as of September 28, 2012.

The components of the Company’s net deferred income tax liability as of September 28, 2012 and September 30, 2011 are as follows ($ in millions):

	September 28, 2012	September 30, 2011
Deferred tax assets:
Accrued liabilities and reserves	$32	$36
Tax loss and credit carryforwards	512	1
Postretirement benefits	22	20
Deferred revenue	147	156
Other	11	65

	$724	$278

Deferred tax liabilities:
Property and equipment	(9)	(21)
Subscriber system assets	(530)	(443)
Intangible assets	(299)	(397)
Other	(1)	(18)

	$(839)	$(879)

Net deferred tax liability before valuation allowance	(115)	(601)
Valuation allowance	(2)	(1)

Net deferred tax liability	$(117)	$(602)

The valuation allowance for deferred tax assets of $2 million and $1 million as of September 28, 2012 and September 30, 2011, respectively, relates to the uncertainty of the utilization of certain state and non U.S. deferred tax assets. The Company believes that it is more likely than not that it will generate sufficient future taxable income to realize the tax benefits related to its deferred tax assets, including credit and net operating loss carryforwards, on the Company’s Consolidated and Combined Balance Sheet.

As of September 28, 2012, the Company had approximately $1.3 billion of U.S. Federal net operating loss carryforwards, $637 million of state net operating loss carryforwards and no foreign net operating loss carryforwards. The U.S. Federal carryforward will expire between 2016 and 2032, and the state carryforwards will expire between 2013 and 2032. Of the $1.3 billion U.S. Federal net operating loss carryforwards, $1.1 billion was generated by a prior consolidated group and is subject to Separate Return Limitation Year (“SRLY”) rules which place limits on the amount of SRLY loss that can offset consolidated taxable income in the future. Although future utilization will depend on the Company’s actual profitability and the result of income tax audits, the Company anticipates that its U.S Federal net operating loss carryforwards will be fully utilized prior to expiration.

Unrecognized Tax Benefits

As of September 28, 2012 and September 30, 2011, the Company had unrecognized tax benefits of $88 million and $3 million, respectively, of which $70 million and $2 million, if recognized, would affect the effective tax rate. The Company recognizes interest and penalties related to unrecognized tax benefits in income tax expense. The Company had accrued interest and penalties related to the unrecognized tax benefits of $10 million and $1 million as of September 28, 2012 and September 30, 2011, respectively, of which approximately $9 million was contributed with the Separation. The amount of income tax expense for interest and penalties related to unrecognized tax benefits recognized for the years ended September 28, 2012, September 30, 2011 and September 24, 2010 was immaterial.

A rollforward of unrecognized tax benefits as of September 28, 2012, September 30, 2011 and September 24, 2010 is as follows ($ in millions):

	2012	2011	2010
Balance as of beginning of year	$3	$5	$5
Additions based on tax positions contributed in conjunction with the Separation	85	—	—
Reductions based on tax positions related to prior years	—	(1)	—
Reductions related to settlements	—	(1)	—

Balance as of end of year	$88	$3	$5

For periods prior to September 28, 2012, the unrecognized tax benefits reflected in the Company’s Consolidated and Combined Financial Statements have been determined using the Separate Return Method. The increase in the balance of the Company’s unrecognized tax benefits reflect the impact of tax carryforwards and credits that resulted from the Separation. The Company does not anticipate that the total amount of the unrecognized tax benefits will change significantly within the next twelve months.

Many of the Company’s uncertain tax positions relate to tax years that remain subject to audit by the taxing authorities in the U.S. federal, state and local or foreign jurisdictions. Open tax years in significant jurisdictions are as follows:

Jurisdiction	Years Open To Audit
Canada	2004 – 2012
United States	1997 – 2012

Undistributed Earnings of Subsidiaries

The Company’s primary non-U.S. operations are located in Canada. No additional provision has been accrued for U.S. or non-U.S. income taxes on the undistributed earnings or for unrecognized deferred tax liabilities for temporary differences related to investments in the Company’s Canadian entity since the earnings are expected to be permanently reinvested and the investments are permanent in duration. Determination of the amount of any unrecognized deferred tax liability is not practicable.

Tax Sharing Agreement and Other Income Tax Matters

In connection with the Separation from Tyco, the Company entered into a tax sharing agreement (the “2012 Tax Sharing Agreement”) with Tyco and Pentair Ltd., formerly Tyco Flow Control International, Ltd. (“Pentair”) that governs the rights and obligations of ADT, Tyco and Pentair for certain pre-Separation tax liabilities, including Tyco’s obligations under the tax sharing agreement among Tyco, Covidien Ltd. (“Covidien”), and TE Connectivity Ltd. (“TE Connectivity”) entered into in 2007 (the “2007 Tax Sharing Agreement”). The 2012 Tax Sharing Agreement provides that ADT, Tyco and Pentair will share (i) certain pre-Separation income tax liabilities that arise from adjustments made by tax authorities to ADT’s, Tyco’s, and Pentair’s U.S. and certain non-U.S. income tax returns, and (ii) payments required to be made by Tyco in respect to the 2007 Tax Sharing Agreement (collectively, “Shared Tax Liabilities”). Tyco will be responsible for the first $500 million of Shared Tax Liabilities. ADT and Pentair will share 58% and 42%, respectively, of the next $225 million of Shared Tax Liabilities. ADT, Tyco and Pentair will share 27.5%, 52.5% and 20.0%, respectively, of Shared Tax Liabilities above $725 million.

In addition, under the terms of the 2012 Tax Sharing Agreement, in the event the distribution of ADT’s common shares to the Tyco shareholders (the “Distribution”), the distribution of Pentair common shares to the Tyco shareholders (the “Pentair Distribution” and, together with the Distribution, the “Distributions”), or certain internal transactions undertaken in connection therewith were determined to be taxable as a result of actions taken after the Distributions by ADT, Pentair or Tyco, the party responsible for such failure would be responsible for all taxes imposed on ADT, Pentair or Tyco as a result thereof. Taxes resulting from the determination that the Distribution, the Pentair Distribution, or any internal transaction that were intended to be tax-free is taxable are referred to herein as “Distribution Taxes.” If such failure is not the result of actions taken after the Distributions by ADT, Pentair or Tyco, then ADT, Pentair and Tyco would be responsible for any Distribution Taxes imposed on ADT, Pentair or Tyco as a result of such determination in the same manner and in the same proportions as the Shared Tax Liabilities. ADT has sole responsibility of any income tax liability arising as a result of Tyco’s acquisition of Broadview Security in May 2010, including any liability of Broadview Security under the tax sharing agreement between Broadview Security and The Brink’s Company dated October 31, 2008 (collectively, “Broadview Tax Liabilities”). Costs and expenses associated with the management of Shared Tax Liabilities, Distribution Taxes, and Broadview Tax Liabilities will generally be shared 20% by Pentair, 27.5% by ADT, and 52.5% by Tyco. ADT is responsible for all of its own taxes that are not shared pursuant to the 2012 Tax Sharing Agreement’s sharing formulae. In addition, Tyco and Pentair are responsible for their tax liabilities that are not subject to the 2012 Tax Sharing Agreement’s sharing formulae.

The 2012 Tax Sharing Agreement also provides that, if any party defaults in its obligation to another party to pay its share of the distribution taxes that arise as a result of no party’s fault, each non-defaulting party is required to pay, equally with any other non-defaulting party, the amounts in default. In addition, if another party to the 2012 Tax Sharing Agreement that is responsible for all or a portion of an income tax liability defaults in its payment of such liability to a taxing authority, ADT could be legally liable under applicable tax law for such liabilities and required to make additional tax payments. Accordingly, under certain circumstances, ADT may be obligated to pay amounts in excess of its agreed-upon share of its, Tyco’s and Pentair’s tax liabilities.

The Company recorded a receivable from Tyco for certain tax liabilities incurred by ADT but indemnified by Tyco under the 2012 Tax Sharing Agreement. This receivable, which is reflected in other assets on the Consolidated and Combined Balance Sheet, totaled $44 million as of September 28, 2012. The actual amount that the Company may be entitled to receive could vary depending upon the outcome of certain unresolved tax matters, which may not be resolved for several years.